Federal Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
Federal Income Tax Status

NOTE 6. FEDERAL INCOME TAX STATUS

The Plan is a type of tax-qualified retirement plan commonly referred to as an ESOP with a 401(k) plan feature. Effective January 25, 2023, the Plan was amended and restated to utilize a non-standardized ESOP pre-approved plan document. The Plan has not obtained a determination letter from the Internal Revenue Service (“IRS”), as it relies on the IRS approval of the pre-approved plan being utilized. The IRS has determined and informed the pre-approved plan sponsor by an opinion letter dated June 30, 2020 that the pre-approved plan was designed in accordance with applicable sections of the IRC. The Plan Administrator believes the Plan is currently designed and being operated in compliance with the applicable requirements of the IRC. Therefore, the Plan Administrator believes the Plan was qualified and the related trust was tax-exempt as of December 31, 2025 and 2024.

GAAP requires the Plan's management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability, asset or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.